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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  July 25, 2006

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

              Florida                    001-14853               59-3472981
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   (State or other jurisdiction         (Commission           (I.R.S. Employer
         of incorporation)              File Number)         Identification No.)

    100 North Laura Street, Suite 1000, Jacksonville, FL            32202
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         (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code  904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On July 25, 2006, Jacksonville Bancorp, Inc. announced that its wholly owned subsidiary, The Jacksonville Bank, had opened its new Gate Parkway branch.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    JACKSONVILLE BANCORP, INC.
                                                    -------------------------
                                                    Registrant


Date: July 25, 2006
                                                    /s/ Valerie A. Kendall
                                                    ----------------------------
                                                    Valeria A. Kendall
                                                    Executive Vice President
                                                    and Chief Financial Officer